                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             -----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)
                                  JULY 18, 2001


                          HCC INSURANCE HOLDINGS, INC.
               (EXACT NAME OR REGISTRANT SPECIFIED IN ITS CHARTER)

       STATE OR OTHER                           COMMISSION                             IRS EMPLOYER
        JURISDICTION                           FILE NUMBER:                           IDENTIFICATION
      OF INCORPORATION:                                                                   NUMBER:

          DELAWARE                                0-20766                               76-0336636


                             13403 NORTHWEST FREEWAY
                            HOUSTON, TEXAS 77040-6094
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE - (713) 690-7300


                  ---------------------------------------------

ITEM 5. OTHER EVENTS

1. On July 18, 2001, HCC Insurance Holdings, Inc. ("HCC") announced that it had signed a letter of intent to acquire all of the outstanding shares of ASU International, Inc. in a cash transaction.

2. On July 26, 2001, HCC announced that it had signed a letter of intent to acquire all of the outstanding shares of Marshall Rattner, Inc., the parent company of Professional Indemnity Agency, Inc. in a cash and stock transaction.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (b)      Exhibits.

                  99.1 Press Release dated July 18, 2001, announcing HCC's intention to acquire ASU International, Inc.

                  99.2 Press Release dated July 26, 2001 announcing HCC's intention to acquire Marshall Rattner, Inc.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 27, 2001        HCC INSURANCE HOLDINGS, INC.



                               By:      /s/ Christopher L. Martin
                                  --------------------------------------------
                                        Christopher L. Martin
                                        Vice President and General Counsel


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                                  EXHIBIT INDEX


        EXHIBIT
        NUMBER                    DESCRIPTION
        ------                    -----------

         99.1 Press Release dated July 18, 2001 announcing HCC's intention to acquire ASU International, Inc.

         99.2 Press Release dated July 26, 2001 announcing HCC's intention to acquire Marshall Rattner, Inc.